USAA(R) logo appears here.






                          USAA BALANCED
                                    STRATEGY Fund




                                   [Image appears here.]





                               Semiannual Report


--------------------------------------------------------------------------------
        November 30, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGERS' COMMENTARY ON THE FUND                                10

      PORTFOLIO HIGHLIGHTS                                            14

      SHAREHOLDER VOTING RESULTS                                      15

      FINANCIAL INFORMATION

         Portfolio of Investments                                     17

         Notes to Portfolio of Investments                            24

         Statement of Assets and Liabilities                          26

         Statement of Operations                                      27

         Statements of Changes in Net Assets                          28

         Notes to Financial Statements                                29

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
          EQUITY                     MONEY MARKET                    INDEX
--------------------------------------------------------------------------------
    Aggressive Growth                Money Market          Extended Market Index
(CLOSED TO NEW INVESTORS)
                                Tax Exempt Money Market     Global Titans Index
     Capital Growth
                              Treasury Money Market Trust     Nasdaq-100 Index
    Emerging Markets
                                  State Money Market           S&P 500 Index
   First Start Growth
                              --------------------------------------------------
        Growth                       TAXABLE BOND            ASSET ALLOCATION
                              --------------------------------------------------
     Growth & Income
                                     GNMA Trust            Balanced Strategy
      Income Stock
                               High-Yield Opportunities    Cornerstone Strategy
     International
                                        Income           Growth and Tax Strategy
     Precious Metals
      and Minerals              Intermediate-Term Bond       Growth Strategy
  (ON OCTOBER 1, 2001,
  THE FUND'S NAME WAS               Short-Term Bond          Income Strategy
  CHANGED FROM GOLD TO
PRECIOUS METALS AND MINERALS.)
                              ---------------------------
 Science & Technology               TAX-EXEMPT BOND
                              ---------------------------
   Small Cap Stock
                                      Long-Term
        Value
                                  Intermediate-Term
    World Growth
                                      Short-Term

                                  State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION

               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:

               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA BALANCED STRATEGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT

[Photograph of the President and
Vice Chairman of the Board, Christopher
W. Claus, appears here.]                                 "
                                             ...WE BELIEVE AN ECONOMIC

                                             RECOVERY IS ON THE HORIZON.

                                           AS 2001 DREW TO A CLOSE, WE WERE

                                            RECEIVING MORE POSITIVE THAN

                                         NEGATIVE SURPRISES FROM THE LEADING

                                                 ECOMONIC INDICATORS.
                                                         "

--------------------------------------------------------------------------------

               As your Fund's semiannual report period ended, investors were still "paying the bill" for the excesses of the 1990s. The U.S. economy continued to struggle through its first recession in a decade, and corporate earnings fell dramatically, resulting in substantial layoffs and labor consolidations. Furthermore, the impact of the Federal Reserve Board's monetary stimulus policy has yet to be fully felt. Typically, the stimulative effects will lag a rate cut by six to 12 months--and there were 11 rate cuts in 2001.

               All in all, 2001 was another difficult year for the markets. Major market indexes declined for a second year in a row, the first time since 1973-74. The Standard & Poor's 500 Index, down more than 9% in 2000, lost another 12% by the end of 2001. The Nasdaq Composite, once the high-flier of the technology boom, lost 21%, but that was only half of its 39% decline in 2000. For its part, the Dow Jones Industrial Average fell 5.4% in 2001, slightly more than its 4.7% drop in 2000.

 ...CONTINUED
--------------------------------------------------------------------------------

               While the decline was worsened by the terrorist attacks of September 11, it is mostly due to poor economic conditions and weak corporate performance. Nonetheless, we believe an economic recovery is on the horizon. As 2001 drew to a close, we were receiving more positive than negative surprises from the leading economic indicators. Unemployment claims have slowed, for example; manufacturing activity has increased. It remains to be seen if these trends will continue, but equity prices are still high relative to corporate earnings, and a rebound in earnings is needed to support strength in the stock market.

               A considerable drag on earnings, however, is the substantial debt on many corporate balance sheets. Furthermore, in paying down the debt, companies will have less money to spend on other things such as labor, goods, and materials. These factors suggest a gradual, rather than dramatic, economic recovery.

               The bond market is already anticipating that recovery. Although short-term rates are at their lowest level in 40 years, long-term rates have moved back up to where they were before the 11 interest rate reductions, indicating that investors expect the Fed to begin raising interest rates. In our view, the Fed is



               THE STANDARD & POOR'S (S&P) 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

               THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET.

               THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 ACTIVELY TRADED BLUE CHIP STOCKS.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               unlikely to change its policy until a recovery is well under way, and then the rate increases will be moderate--so long as inflation remains low.

               In this very challenging time, USAA had one of the lowest redemption rates in the industry--a tribute to the patience and intellect of our shareholders. Clearly, you understand the importance of staying the course and letting your investments work for you over time, even during the rough spots. Furthermore, many of you are continuing to commit funds you will not need for at least five years to take advantage of buying opportunities.

               On behalf of the entire team at USAA, I would like to thank you for your trust and your business. We are committed to helping you determine and plan your investment goals, and will continue to work hard on your behalf.



               Sincerely,

               \S\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board




               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA BALANCED STRATEGY FUND


OBJECTIVE
--------------------------------------------------------------------------------

               High total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests   principally   in  stocks,   bonds,   and  money  market
               instruments.

--------------------------------------------------------------------------------
                                         11/30/01                 5/31/01
--------------------------------------------------------------------------------
   Net Assets                         $225.1 Million           $185.0 Million
   Net Asset Value Per Share              $14.97                   $15.25


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/01
--------------------------------------------------------------------------------
    5/31/01 TO 11/30/01*   1 YEAR     5 YEARS       SINCE INCEPTION ON 9/1/95
          -0.39%           11.75%      9.97%                 10.70%

*TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.


               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index, the Lipper Balanced Funds Average, and the Lipper Balanced Funds Index for the period of 9/1/95 through 11/30/01. The data points from the graph are as follows:

             USAA BALANCED     S&P 500     LEHMAN     LIPPER      LIPPER
             STRATEGY FUND      INDEX      INDEX      AVERAGE     INDEX
             -------------     -------     ------     -------     ------

09/01/95       $10,000         $10,000    $10,000     $10,000     $10,000
11/30/95        10,060          10,840     10,382      10,531      10,530
05/31/96        10,637          12,117     10,262      11,191      11,121
11/30/96        11,734          13,858     11,012      12,271      12,239
05/31/97        12,686          15,684     11,115      13,052      13,026
11/30/97        13,823          17,809     11,844      14,398      14,320
05/31/98        14,820          20,493     12,328      15,699      15,647
11/30/98        14,548          22,026     12,963      16,198      16,145
05/31/99        15,950          24,803     12,865      17,280      17,296
11/30/99        17,222          26,628     12,958      17,727      17,720
05/31/00        17,649          27,399     13,136      18,215      18,269
11/30/00        16,891          25,503     14,132      18,070      18,227
05/31/01        18,950          24,509     14,859      18,295      18,653
11/30/01        18,876          22,388     15,710      17,554      17,946

DATA SINCE INCEPTION ON 9/1/95 THROUGH 11/30/01.



NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS.

 ...CONTINUED
--------------------------------------------------------------------------------

               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the following benchmarks:

               - The S&P 500 Index, an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

               - The Lehman Brothers Aggregate Bond Index, an unmanaged index made up of the government/credit index, the mortgage-backed securities index, and the asset-backed securities index.

               - The Lipper Balanced Funds Average, an average of all balanced funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

               - The Lipper Balanced Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

10

MANAGERS'
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund

[Photograph of the Portfolio
Managers appears here.]

                              From left to right: Timothy Beyer, CFA (Allocation Manager and Stocks);

                              Pamela Bledsoe Noble, CFA (Money Market
                              Instruments); and

                              Paul H. Lundmark, CFA (Bonds).

--------------------------------------------------------------------------------

               The unimaginable acts of September 11, 2001, have profoundly changed our lives. Our thoughts and prayers are with all people touched by this horrific tragedy. We would like to thank our shareholders for sticking with us through these trying times.


PERFORMANCE
--------------------------------------------------------------------------------

               We know that it's never pleasant to lose money. However, we are pleased to report that the USAA Balanced Strategy Fund lost a lot less than most of our competitors during the six-month period ending November 30, 2001. The Fund returned -0.39% during the period, compared to an -3.82% average return for



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO PAGE 9 FOR THE LIPPER AVERAGE DEFINITION.

               THE FUND RANKED 8 OUT OF 463 FUNDS AND 37 OUT OF 287 FUNDS IN THE LIPPER BALANCED FUNDS CATEGORY FOR THE ONE- AND FIVE-YEAR PERIODS ENDING NOVEMBER 30, 2001, RESPECTIVELY. LIPPER RANKINGS ARE BASED ON TOTAL RETURNS.

 ...CONTINUED
--------------------------------------------------------------------------------

               funds in the Lipper Balanced Funds category. The Fund ranked in the top 10% of its peers for the one-year period ending November 30, 2001.

               As you probably already know, times are tough. Recent data released by the National Bureau of Economic Research indicates that the economy fell into recession in March 2001 and remains in recession at this writing. Although the recession may have begun in the spring, it certainly was intensified by the events of September 11, which led to a dramatically weaker economy and lower corporate profits. S&P 500 Index earnings were down approximately 25% in the second and third calendar quarters and are expected to continue to decline in the near term. The Federal Reserve Board (the Fed) has taken an aggressive posture toward the economic weakness by lowering interest rates by a total of 4.75% throughout the year, 2% during the period alone. Consequently, after a dramatic fall in equity prices post-September 11, the stock market staged an equally dramatic upturn and is, at this writing, more than 20% higher than the lows hit in September.


STOCKS
--------------------------------------------------------------------------------

               Our allocation to equities, which averaged about 67% of the portfolio, performed well in this environment, down about 2.13% compared to a loss of 8.66% for the S&P 500 Index. Our telecommunications stocks have performed extremely well recently, which can be attributed primarily to their defensive

               REFER TO PAGE 9 FOR THE S&P 500 Index definition.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               nature in a down market. Our energy holdings, although down from six months ago, have also substantially outperformed their peers.

               Our equity strategy remains the same: We search for companies with high returns, strong free cash flow, solid competitive positions in their industries, and good management. We maintained our bias toward high-quality stocks with attractive valuations while avoiding the more speculative areas of the market. Our biggest new positions included waste management company Republic Services, advertising company Interpublic Group, and Kraft Foods. Interpublic is already up substantially from our acquisition price, and Kraft and Republic remain very defensive investments that we feel good about owning at current prices.

               Looking forward, we believe low interest rates and the economic stimulus package provided by the U.S. Congress should be sufficient to stimulate the economy next year, and we have positioned the portfolio for a rebound. We continue to underweight the financial sector because of unattractive valuations, and are increasing our exposure to consumer areas. During the next several months we will use the recession to the best of our advantage by seeking opportunities that may be out of favor in the short term but offer above-average long-term gains.


               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 17-23.

 ...CONTINUED
--------------------------------------------------------------------------------

BONDS
--------------------------------------------------------------------------------

               Because of our income orientation and risk/reward analysis, we continue to favor investments in the spread sectors of the bond market--corporate bonds and mortgage- and asset-backed securities--rather than Treasuries. This investment style has done well, because the spread sectors have outperformed Treasuries this year. The difference in yields between the spread sectors and Treasuries has narrowed as investors' fears of a deep and prolonged recession show signs of diminishing.

               The economy is officially in a recession. However, we do not believe that the recession will be severe. Interest rate easings by the Fed appear to have calmed the markets and should potentially energize the economy next year. In addition, lower rates have encouraged consumers to refinance their mortgages. During this slowdown, companies have been aggressive in reducing inventories so that they will be able to ramp up production if demand picks up again.

               Looking to the future, we believe that the economy will start to improve slowly, which could cause non-Treasury securities to increase in relative value. Our continued emphasis is on finding securities that represent good risk/reward characteristics.

14

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS

                  --------------------------------------------
                             TOP 10 EQUITY HOLDINGS
                               (% of Net Assets)
                  --------------------------------------------

                  Microsoft Corp.                         2.3%

                  Pharmacia Corp.                         2.0%

                  Bristol-Myers Squibb Co.                1.9%

                  Kraft Foods Inc. "A"                    1.7%

                  Interpublic Group of Companies, Inc.    1.6%

                  AT&T Corp.                              1.5%

                  Intel Corp.                             1.5%

                  Fleet Boston Financial Corp.            1.4%

                  Republic Services Inc.                  1.4%

                  Sprint Corp. - FON Group                1.4%

                  --------------------------------------------



                                ASSET ALLOCATION
                                    11/30/01

A pie chart is shown here depicting the Asset Allocation as of November 30, 2001 of the USAA Balanced Strategy Fund to be:

Stocks - 67.3%; Bonds - 31.6%; and Money Market Instruments - 1.1%.



     PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 17-23.

SHAREHOLDER
--------------------------------------------------------------------------------
                                 Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Investment Trust (the Trust). Votes shown for Proposal 1 are for the entire series of the Trust. Votes shown for Proposals 2A and 4 are for the USAA Balanced Strategy Fund, a series of the Trust.



PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Trustees as follows:

                                                                      VOTES
               TRUSTEES                             VOTES FOR        WITHHELD
               -----------------------------------------------------------------

               Robert G. Davis                     239,347,773       5,469,150

               Christopher W. Claus                239,347,357       5,469,566

               David G. Peebles                    239,347,773       5,469,150

               Michael F. Reimherr                 239,347,773       5,469,150

               Richard A. Zucker                   239,347,571       5,469,352

               Barbara B. Dreeben                  239,347,963       5,468,960

               Robert L. Mason, Ph.D.              239,347,571       5,469,352

               Laura T. Starks, Ph.D.              239,347,571       5,469,352

16

 ...CONTINUED
--------------------------------------------------------------------------------
                                 Voting RESULTS


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction regarding investments in a single issuer.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  9,011,643       399,163       139,976           1,130


PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  9,213,110       250,914        86,758            1,130

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            STOCKS (67.3%)
            ADVERTISING (2.0%)
  121,800   Interpublic Group of Companies, Inc.                        $  3,548
   22,900   TMP Worldwide, Inc.*                                             946
--------------------------------------------------------------------------------
                                                                           4,494
--------------------------------------------------------------------------------
            AEROSPACE & DEFENSE (0.5%)
   37,000   Honeywell International, Inc.                                  1,226
--------------------------------------------------------------------------------
            APPAREL RETAIL (2.3%)
  165,700   Gap, Inc.                                                      2,192
  211,600   Intimate Brands, Inc.                                          3,037
--------------------------------------------------------------------------------
                                                                           5,229
--------------------------------------------------------------------------------
            AUTO PARTS & EQUIPMENT (0.5%)
   44,400   Gentex Corp.*                                                  1,059
--------------------------------------------------------------------------------
            BANKS (3.2%)
   39,800   Bank of America Corp.                                          2,443
   88,500   Fleet Boston Financial Corp.                                   3,252
   53,400   Popular, Inc.                                                  1,531
--------------------------------------------------------------------------------
                                                                           7,226
--------------------------------------------------------------------------------
            BROADCASTING & CABLE TV (1.9%)
   14,000   Clear Channel Communications, Inc.*                              654
  172,700   Liberty Media Corp. "A"*                                       2,271
   63,000   USA Networks, Inc.*                                            1,418
--------------------------------------------------------------------------------
                                                                           4,343
--------------------------------------------------------------------------------
            COMPUTER HARDWARE (1.3%)
  115,900   Hewlett-Packard Co.                                            2,549
  102,900   Palm, Inc.*                                                      359
--------------------------------------------------------------------------------
                                                                           2,908
--------------------------------------------------------------------------------
            COMPUTER STORAGE & PERIPHERALS (1.2%)
   52,400   Lexmark International, Inc.*                                   2,708
--------------------------------------------------------------------------------
            CONSUMER FINANCE (1.0%)
   51,400   Countrywide Credit Industries, Inc.                            2,183
--------------------------------------------------------------------------------
            DISTILLERS & VINTNERS (1.0%)
   53,900   Diageo ADR                                                     2,340
--------------------------------------------------------------------------------

18

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            DIVERSIFIED CHEMICALS (0.7%)
  148,200   Hercules, Inc.*                                             $  1,497
--------------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES (2.9%)
   72,500   American Express Co.                                           2,386
   31,439   Citigroup, Inc.                                                1,506
   18,850   J. P. Morgan Chase & Co.                                         711
   78,900   Stilwell Financial, Inc.                                       1,871
--------------------------------------------------------------------------------
                                                                           6,474
--------------------------------------------------------------------------------
            ELECTRIC UTILITIES (2.3%)
   51,600   AES Corp.*                                                       853
  183,100   Reliant Resources, Inc.*                                       2,979
   49,000   XCEL Energy, Inc.                                              1,338
--------------------------------------------------------------------------------
                                                                           5,170
--------------------------------------------------------------------------------
            ELECTRICAL COMPONENTS & EQUIPMENT (1.6%)
   89,000   American Power Conversion Corp.*                               1,225
   41,900   Emerson Electric Co.                                           2,265
--------------------------------------------------------------------------------
                                                                           3,490
--------------------------------------------------------------------------------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
   11,994   Agilent Technologies, Inc.*                                      327
   93,600   Symbol Technologies, Inc.                                      1,556
--------------------------------------------------------------------------------
                                                                           1,883
--------------------------------------------------------------------------------
            ENVIRONMENTAL SERVICES (1.4%)
  186,300   Republic Services, Inc.*                                       3,214
--------------------------------------------------------------------------------
            HEALTH CARE EQUIPMENT (1.6%)
   60,900   Boston Scientific Corp.*                                       1,620
   38,500   Guidant Corp.*                                                 1,879
--------------------------------------------------------------------------------
                                                                           3,499
--------------------------------------------------------------------------------
            HOTELS (0.5%)
   65,600   Royal Caribbean Cruises Ltd.                                   1,017
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (0.8%)
   47,000   Clorox Co.                                                     1,857
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INDUSTRIAL CONGLOMERATES (2.2%)
   64,600   Textron, Inc.                                               $  2,561
   39,300   Tyco International Ltd.                                        2,311
--------------------------------------------------------------------------------
                                                                           4,872
--------------------------------------------------------------------------------
            INDUSTRIAL MACHINERY (1.2%)
   72,000   Dover Corp.                                                    2,654
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY CONSULTING & SERVICES (1.6%)
   60,500   Computer Sciences Corp.*                                       2,883
   66,000   Unisys Corp.*                                                    785
--------------------------------------------------------------------------------
                                                                           3,668
--------------------------------------------------------------------------------
            INTEGRATED OIL & GAS (2.3%)
   36,212   ChevronTexaco Corp.                                            3,078
   85,000   Occidental Petroleum Corp.                                     2,125
--------------------------------------------------------------------------------
                                                                           5,203
--------------------------------------------------------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (3.6%)
  189,000   AT&T Corp.                                                     3,305
  141,800   Sprint Corp. - FON Group                                       3,090
   35,440   Verizon Communications, Inc.                                   1,666
--------------------------------------------------------------------------------
                                                                           8,061
--------------------------------------------------------------------------------
            LIFE & HEALTH INSURANCE (0.5%)
   48,000   Unumprovident Corp.                                            1,238
--------------------------------------------------------------------------------
            MANAGED HEALTH CARE (1.0%)
   18,700   Wellpoint Health Networks, Inc.*                               2,205
--------------------------------------------------------------------------------
            MOVIES & ENTERTAINMENT (0.9%)
   50,000   Fox Entertainment Group, Inc. "A"*                             1,276
   37,200   Walt Disney Co.                                                  762
--------------------------------------------------------------------------------
                                                                           2,038
--------------------------------------------------------------------------------
            OIL & GAS EXPLORATION AND PRODUCTION (0.9%)
   40,500   Anadarko Petroleum Corp.                                       2,102
--------------------------------------------------------------------------------
            PACKAGED FOODS (3.2%)
   32,800   H.J. Heinz Co.                                                 1,250
  114,500   Kraft Foods, Inc. "A"                                          3,792
   95,600   Sara Lee Corp.                                                 2,092
--------------------------------------------------------------------------------
                                                                           7,134
--------------------------------------------------------------------------------

20

portfolio
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            PAPER PACKAGING (0.8%)
   37,700   Bemis, Inc.                                                 $  1,895
--------------------------------------------------------------------------------
            PHARMACEUTICALS (7.0%)
   38,200   American Home Products Corp.                                   2,296
   80,600   Bristol-Myers Squibb Co.                                       4,333
   47,700   Elan Corp. ADR*                                                2,109
   18,700   Merck & Co., Inc.                                              1,267
  101,400   Pharmacia Corp.                                                4,502
   43,900   Watson Pharmaceuticals, Inc.*                                  1,314
--------------------------------------------------------------------------------
                                                                          15,821
--------------------------------------------------------------------------------
            PROPERTY & CASUALTY INSURANCE (1.2%)
   16,000   MGIC Investment Corp.                                            937
   29,500   PMI Group, Inc.                                                1,863
--------------------------------------------------------------------------------
                                                                           2,800
--------------------------------------------------------------------------------
            PUBLISHING & PRINTING (0.3%)
   11,000   Gannett Co., Inc.                                                764
--------------------------------------------------------------------------------
            RESTAURANTS (1.6%)
   83,100   McDonald's Corp.                                               2,230
   29,000   Tricon Global Restaurants, Inc.*                               1,376
--------------------------------------------------------------------------------
                                                                           3,606
--------------------------------------------------------------------------------
            SEMICONDUCTORS (1.8%)
  101,900   Intel Corp.                                                    3,328
   42,000   LSI Logic Corp.*                                                 683
--------------------------------------------------------------------------------
                                                                           4,011
--------------------------------------------------------------------------------
            SOFT DRINKS (0.6%)
   37,500   Fomento Economico Mexicano S.A. de C.V. ADR                    1,277
--------------------------------------------------------------------------------
            SPECIALTY STORES (0.9%)
   80,200   Linens `n Things, Inc.*                                        1,925
--------------------------------------------------------------------------------
            STEEL (0.3%)
   12,500   Nucor Corp.                                                      619
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            SYSTEMS SOFTWARE (3.9%)
  338,000   Ascential Software Corp.*                                   $  1,393
   79,200   Microsoft Corp.*                                               5,085
   35,100   Symantec Corp.*                                                2,280
--------------------------------------------------------------------------------
                                                                           8,758
--------------------------------------------------------------------------------
            TELECOMMUNICATION EQUIPMENT (0.7%)
  113,528   Lucent Technologies, Inc.                                        831
   49,800   Tellabs, Inc.*                                                   761
--------------------------------------------------------------------------------
                                                                           1,592
--------------------------------------------------------------------------------
            TOBACCO (0.9%)
   43,300   Philip Morris Companies, Inc.                                  2,042
--------------------------------------------------------------------------------
            TRADING COMPANIES AND DISTRIBUTORS (1.0%)
   64,200   Genuine Parts Co.                                              2,164
--------------------------------------------------------------------------------
            WIRELESS TELECOMMUNICATION SERVICES (1.4%)
  151,400   Nextel Communications, Inc. "A"*                               1,622
   62,100   Sprint Corp. - PCS Group*                                      1,549
--------------------------------------------------------------------------------
                                                                           3,171
--------------------------------------------------------------------------------
            Total stocks (cost: $143,739)                                151,437
--------------------------------------------------------------------------------


PRINCIPAL                                                                 MARKET
   AMOUNT                                           COUPON                 VALUE
    (000)   SECURITY                                  RATE   MATURITY      (000)
--------------------------------------------------------------------------------
            BONDS (31.6%)
   $1,000   Agrium, Inc.                              8.25%  2/15/2011     1,044
    1,000   Amerco                                    7.20   4/01/2002     1,002
    2,000   Amerco                                    7.85   5/15/2003     2,031
    1,000   American Health Properties, Inc.          7.50   1/15/2007     1,022
    2,000   Avnet, Inc.                               8.00  11/15/2006     1,999
    2,000   Calpine Canada Energy Finance             8.50   5/01/2008     1,993
    1,000   Capital One Financial Corp.               7.25   5/01/2006       958
    1,000   CIT Group, Inc.                           6.50   2/07/2006     1,048
    1,000   Dominion Resources, Inc.                  8.13   6/15/2010     1,120
    1,000   Empire District Electric Co.              7.70  11/15/2004     1,076
    2,000   First Union Commercial Mortgage Trust II  6.60  11/18/2029     2,109
    1,000   First Union Corp. e                       6.82   8/01/2026     1,073

22

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


PRINCIPAL                                                                 MARKET
   AMOUNT                                           COUPON                 VALUE
    (000)   SECURITY                                  RATE   MATURITY      (000)
--------------------------------------------------------------------------------
   $2,000   Ford Motor Credit Co. b                   7.38% 10/28/2009  $  2,046
    1,000   GS Mortgage Securities, Series
              2001-Rock A2                            6.62   5/03/2018     1,031
    1,000   Heller Financial, Inc.                    7.38  11/01/2009     1,110
    2,000   Household Finance Co.                     6.38  10/15/2011     2,015
    1,000   Imperial Bank                             8.50   4/01/2009     1,124
    3,000   Intermedia Communications, Inc.,
              8.24%/12.25%, 03/01/04 c                8.24   3/01/2009     2,648
    2,000   Limestone Electron Trust d                8.63   3/15/2003     2,069
    1,000   Merita Bank Ltd. (Finland)                6.50   1/15/2006     1,032
    1,000   Merrill Lynch & Co., Inc.                 6.50   7/15/2018       989
    1,000   Nationwide Health Properties, Inc. b      7.25   4/01/2002     1,014
    1,000   Nationwide Health Properties, Inc.        7.60   5/10/2007       967
    1,000   Occidental Petroleum Corp. a              5.88   1/15/2007     1,005
    1,000   Pactiv Corp.                              7.20  12/15/2005     1,040
    2,000   Pan Pacific Retail Properties, Inc.       7.95   4/15/2011     2,053
    1,000   Peoples Energy Corp.                      6.90   1/15/2011     1,032
    2,000   Pinnacle One Partners, L.P. d             8.83   8/15/2004     2,069
    2,000   PSE&G Energy Holdings, Inc.               8.63   2/15/2008     2,050
    1,500   Pulte Corp.                               8.38   8/15/2004     1,578
    2,000   Qwest Capital Funding, Inc.               7.25   2/15/2011     1,999
    1,000   Safeway, Inc.                             7.50   9/15/2009     1,097
    1,000   ServiceMaster Co.                         7.88   8/15/2009     1,004
    2,000   Sovereign Bancorp                        10.25   5/15/2004     2,150
    2,000   Tyson Foods, Inc. d                       8.25  10/01/2011     2,152
    1,000   Union Planters Bank, N.A. e               6.50   3/15/2018       983
    1,000   Washington Real Estate Investment Trust   7.25   8/13/2006     1,045
    1,000   Waste Management, Inc.                    6.50  11/15/2008     1,002
    1,000   Waste Management, Inc.                    7.38   8/01/2010     1,042
    1,000   WCG Note Trust Corp., Inc. b,d            8.25   3/15/2004     1,025
      141   Federal National Mortgage Assn.,
              Series 1997-72 CB                       9.00   9/18/2023       143
    2,000   Federal National Mortgage Assn.,
              Series 1999-25 VB                       6.00   4/25/2016     1,985
    1,000   Federal National Mortgage Assn.,
              Series 1999-56 D                        7.00  12/18/2014     1,048
    2,000   Federal National Mortgage Assn.,
              Series 2001-20 VB                       6.00   9/25/2017     1,946
    1,000   Federal National Mortgage Assn.,
              Series 2001-25 D                        6.00   2/25/2014       978

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)



PRINCIPAL                                                                 MARKET
   AMOUNT                                           COUPON                 VALUE
    (000)   SECURITY                                  RATE   MATURITY      (000)
--------------------------------------------------------------------------------
   $2,000   Federal National Mortgage Assn.,
              Series 2001-29 VB                       6.50%  8/25/2016  $  2,039
    2,000   Federal National Mortgage Assn.,
              Series 2001-69 OD                       5.50  11/25/2013     2,002
    1,000   Government National Mortgage Assn.,
              Series 1999-14 VD                       6.00   3/20/2014       994
    3,073   U.S. Treasury Inflation-Indexed Notes     3.50   1/15/2011     3,096
--------------------------------------------------------------------------------
            Total bonds (cost: $68,723)                                   71,077
--------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (1.1%)
    2,533   Federal Home Loan Mortgage Discount Notes,
              (cost: $2,533)                          2.01  12/03/2001     2,533
--------------------------------------------------------------------------------

            TOTAL INVESTMENTS (COST: $214,995)                          $225,047
================================================================================

24

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

          The percentages shown represent the percentages of the investments to net assets.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) At November 30, 2001, the cost of securities purchased on a delayed-delivery basis was $999,000.

          (b) At November 30, 2001, portions of these securities were segregated to cover delayed-delivery purchases.

          (c) Stepped coupon note initially issued in zero-coupon form that converts to coupon form at the specified rate and date. As of the end of this reporting period, the security is in zero-coupon form. Interest rates presented represent the zero-coupon effective yield at the date of purchase and the coupon rate after the conversion date.

          (d) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Trustees.

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS
                          (continued)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


          (e) Put bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

          *   Non-income-producing security.



          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


ASSETS

   Investments in securities, at market value
     (identified cost of $214,995)                                   $  225,047
   Cash                                                                     226
   Receivables:
      Capital shares sold                                                   593
      Dividends and interest                                              1,024
      Securities sold                                                       525
                                                                     ----------
         Total assets                                                   227,415
                                                                     ----------
LIABILITIES

   Securities purchased                                                   1,898
   Capital shares redeemed                                                  277
   USAA Investment Management Company                                       134
   Accounts payable and accrued expenses                                     19
                                                                     ----------
         Total liabilities                                                2,328
                                                                     ----------
            Net assets applicable to capital shares outstanding      $  225,087
                                                                     ==========
REPRESENTED BY:

   Paid-in capital                                                   $  205,915
   Accumulated undistributed net investment income                          694
   Accumulated net realized gain on investments                           8,426
   Net unrealized appreciation of investments                            10,052
                                                                     ----------
            Net assets applicable to capital shares outstanding      $  225,087
                                                                     ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       15,034
                                                                     ==========
   Net asset value, redemption price, and offering price per share   $    14.97
                                                                     ==========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)

USAA BALANCED STRATEGY FUND
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED)


NET INVESTMENT INCOME

   Income:
      Dividends (net of foreign taxes withheld of $2)                  $    910
      Interest                                                            2,335
                                                                       --------
         Total income                                                     3,245
                                                                       --------
   Expenses:
      Management fees                                                       750
      Administrative and servicing fees                                     103
      Transfer agent's fees                                                 296
      Custodian's fees                                                       45
      Postage                                                                44
      Shareholder reporting fees                                             13
      Trustees' fees                                                          3
      Registration fees                                                      39
      Professional fees                                                      16
      Other                                                                   2
                                                                       --------
         Total expenses                                                   1,311
      Expenses reimbursed                                                  (219)
      Expenses paid indirectly                                               (1)
                                                                       --------
         Net expenses                                                     1,091
                                                                       --------
            Net investment income                                         2,154
                                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

      Net realized gain on investments                                    1,283
      Change in net unrealized appreciation/depreciation                 (3,895)
                                                                       --------
            Net realized and unrealized loss                             (2,612)
                                                                       --------
Decrease in net assets resulting from operations                       $   (458)
                                                                       ========


      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)

USAA BALANCED STRATEGY FUND
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED),
AND YEAR ENDED MAY 31, 2001


                                                         11/30/2001   5/31/2001
                                                         ----------------------
FROM OPERATIONS

   Net investment income                                  $   2,154   $   3,657
   Net realized gain on investments                           1,283       8,293
   Change in net unrealized appreciation/depreciation
      of investments                                         (3,895)        280
                                                         ----------------------
      Increase (decrease) in net assets resulting
         from operations                                       (458)     12,230
                                                         ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                     (2,359)     (3,411)
                                                         ----------------------
   Net realized gains                                             -      (7,862)
                                                         ----------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                 53,238      51,198
   Reinvested dividends                                       2,318      11,109
   Cost of shares redeemed                                  (12,629)    (26,440)
                                                         ----------------------
      Increase in net assets from
         capital share transactions                          42,927      35,867
                                                         ----------------------
Net increase in net assets                                   40,110      36,824

NET ASSETS

   Beginning of period                                      184,977     148,153
                                                         ----------------------
   End of period                                          $ 225,087   $ 184,977
                                                         ======================
Accumulated undistributed net investment income:
   End of period                                          $     694   $     893
                                                         ======================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                                3,605       3,485
   Shares issued for dividends reinvested                       164         744
   Shares redeemed                                             (865)     (1,807)
                                                         ----------------------
      Increase in shares outstanding                          2,904       2,422
                                                         ======================


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this semiannual report pertains only to the USAA Balanced Strategy Fund (the Fund). The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


              4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

              5. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Trust's Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to increase paid- in capital by $1,000, increase accumulated undistributed net investment income by $10,000, and decrease accumulated net realized gain on investments by $11,000.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

          D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended November 30, 2001, custodian fee offset arrangements reduced expenses by $1,000.

          E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


 (2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

32

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 2001.


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2001, were $85,761,000 and $39,845,000, respectively.

          The cost of securities at November 30, 2001, for federal income tax purposes, was $214,993,000.

          Gross unrealized appreciation and depreciation of investments as of November 30, 2001, for tax purposes, were $19,875,000 and $9,821,000, respectively.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund had no securities-lending transactions during the six-month period ended November 30, 2001.


(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.75% of the Fund's average net assets.

              Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Balanced Funds Index, which tracks the total return performance of the top 30 largest funds in the Lipper Balanced Funds category. The base fee for the

34

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


              Fund will be computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

       OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
       ----------------------------------------------------------------------
       +/-   1.00% to 4.00%           +/-  0.04%
       +/-   4.01% to 7.00%           +/-  0.05%
       +/-   7.01% and greater        +/-  0.06%

       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


              The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.25% through July 31, 2001, and to 1.00% of its average net assets from August 1, 2001, through September 30, 2002, after the effect of any custodian fee offset arrangements.

          B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

          C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. Prior to August 1, 2001, the annual charge per account was $26.

          D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

36

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


(8) NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

          In November 2000, the American Institute of Certified Public Accountants issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all debt securities and to classify as interest income any paydown gains or losses realized on mortgage-backed securities and asset-backed securities. This change does not affect the Fund's net asset value but does change the classification of certain amounts in the statement of operations. For the six-month period ended November 30, 2001, interest income increased by $9,000, net realized gain on investments decreased by $8,000, and the change in net unrealized appreciation/depreciation of investments decreased by $1,000. In addition, the Fund recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $4,000 to reflect the cumulative effect of this change up to the date of adoption of June 1, 2001.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA BALANCED STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                             NOVEMBER 30,                           YEAR ENDED MAY 31,
                             ------------------------------------------------------------------------------
                                 2001            2001         2000         1999         1998         1997
                             ------------------------------------------------------------------------------
Net asset value at
   beginning of period       $  15.25        $  15.26     $  14.02     $  13.46     $  12.11     $  10.49
Net investment income             .15            0.33          .27          .25          .35          .33
Net realized and
   unrealized gain (loss)        (.25)           0.77         1.22          .74         1.64         1.65
Distributions from net
   investment income             (.18)           (.32)        (.25)        (.27)        (.35)        (.33)
Distributions of realized
   capital gains                    -            (.79)           -         (.16)        (.29)        (.03)
                             ------------------------------------------------------------------------------
Net asset value at
   end of period             $  14.97        $  15.25     $  15.26     $  14.02     $  13.46     $  12.11
                             ==============================================================================
Total return (%) *               (.39)           7.37        10.65         7.63        16.82        19.26
Net assets at
   end of period (000)       $225,087        $184,977     $148,153     $ 95,755     $ 70,046     $ 34,601
Ratio of expenses to
   average net assets (%)        1.09a,b,c       1.23         1.25         1.25         1.25         1.25
Ratio of expenses to average
   net assets excluding
   reimbursements (%)            1.31a,b          N/A         1.26         1.31         1.31         1.39
Ratio of net investment
   income to average
   net assets (%)                2.15a,d         2.30         1.92         1.88         2.85         3.16
Portfolio turnover (%)          20.32           80.60        87.11        63.39        22.18        28.06

 *  Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total expenses prior to any custodian fee offset arrangement.
(c) Effective August 1, 2001, the Manager voluntarily agreed to limit the Fund's expense ratio to 1.00% of the Fund's average annual net assets. Prior to this date, the voluntary expense ratio limit was 1.25% of the Fund's average annual net assets.
(d) Without the adoption of the change in amortization method discussed in Note 8, New Accounting
    Pronouncement, this amount would have been 2.14%.

38

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                     TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                LEGAL COUNSEL   Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                    TELEPHONE   Call toll free - Central Time
             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

               FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
            INFORMATION ABOUT   For account servicing, exchanges,
                 MUTUAL FUNDS   or redemptions
                                1-800-531-8448, in San Antonio 456-7202

              RECORDED MUTUAL   24-hour service (from any phone)
            FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                  MUTUAL FUND   (from touch-tone phones only)
            USAA TOUCHLINE(R)   For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

              INTERNET ACCESS   USAA.COM

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

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